                                                                     EXHIBIT 4.1

 NUMBER                                                                SHARES
T
                                     Telect
                              CONNECTING THE FUTURE
                            LIBERTY LAKE, WASHINGTON
INCORPORATED UNDER THE LAWS OF
   THE STATE OF WASHINGTON
                                                       CUSIP 879308 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT





is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
OF


                                  Telect, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:



/s/ [Wayne E. Williams]                       /s/ [Judith A. Williams]
         PRESIDENT                                     SECRETARY

                                  Telect, Inc.
                                  INCORPORATED
                                      SEAL
                                      1982
                                   WASHINGTON



COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY
         AUTHORIZED SIGNATURE

                                  Telect, Inc.
The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT- _____ Custodian _____
TEN ENT - as tenants by the entireties                         (Cust)        (Minor)
JT TEN  - as joint tenants with right        under Uniform Gifts to Minors
          of survivorship and not as         Act _______________________________________
          tenants in common                                  (State)
                                             UNIF TRF MIN ACT- _____ Custodian (until age ____)
                                                               (Cust)
                                             _______________________ under Uniform Transfers
                                                    (Minor)
                                             to Minors Act ___________________________
                                                                    (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S))


Shares represented by the within Certificate, and do hereby irrevocably constitute and

Appoint ____________________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated


                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


In presence of


Signature(s) Guaranteed


By
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.